UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 11, 2011

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26994 (Commission File Number)	94-2901952 (I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 5.07 Submission of Matters to a Vote of Security Holders
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1

ITEM 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 11, 2011, Advent Software Inc.’s Compensation Committee approved a form of 2011 Executive Short-Term Incentive Plan (the “Plan”) which applies to the Principal Executive Officer, Principal Financial Officer and executives that are members of Advent’s Executive Management Team (the “Executives”). A description of the Plan is filed as Exhibit 10.1 to this report.

ITEM 5.07             Submission of Matters to a Vote of Security Holders

Set forth below are the final voting results for each proposal submitted to a vote of Stockholders at the Company’s Annual Meeting held on May 11, 2011. For more information on the following proposals, see the Company’s 2011 Proxy Statement.

Proposal 1. To elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	Number of Shares
			Broker
	For	Withheld	Non-Votes

John H. Scully	44,103,230	1,261,182	2,648,032
Stephanie G. DiMarco	45,312,421	51,991	2,648,032
James D. Kirsner	45,313,283	51,129	2,648,032
Christine S. Manfredi	45,313,083	51,329	2,648,032
James P. Roemer	45,312,483	51,929	2,648,032
Wendell G. Van Auken	45,216,426	147,986	2,648,032

Proposal 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.

Number of Shares
For	Against	Abstained

47,869,824	137,630	4,990

Proposal 3. To hold an advisory vote on executive compensation.

Number of Shares
			Broker
For	Against	Abstained	Non-Votes

45,146,549	140,034	77,829	2,648,032

Proposal 4. To hold an advisory vote on the frequency of the advisory vote on executive compensation.

Number of Shares
1 Year	2 Years	3 Years	Abstained

40,245,345	11,795	5,024,500	82,772

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

10.1	Description of 2011 Executive Short-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ James S. Cox
James S. Cox
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: May 16, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Description of 2011 Executive Short-Term Incentive Plan.